Greenwich Street Series Fund


Sub-Item 77Q1

Registrant incorporates by reference Registrant's Supplement to the Prospectus dated JANUARY 18, 2006 filed on JANUARY 18, 2006.
(Accession No. 0001193125-06-007855)